Components of Accumulated Other Comprehensive Loss Included in Stockholders' Equity (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Comprehensive Income (Loss) [Line Items]
Net unrealized gain on securities available-for-sale	$ 524	$ 744
Net unrealized loss for unfunded status of defined benefit plan liability	(2,169)	(2,137)
Accumulated other comprehensive income (Loss), before taxes, total	(1,645)	(1,393)
Tax effect	558	473
Net-of-tax amount	$ (1,087)	$ (920)